THIRD AMENDMENT, dated as of March 25, 2002 (the "Third
Amendment"), to the Investment Advisory Agreement (the "Agreement"), dated as of March 27, 1998 between Anthracite Capital, Inc., a Maryland corporation (the "Company"), and BlackRock Financial Management, Inc., a Delaware corporation (the "Manager"), as amended by that certain (i) First Amendment, dated as of January 1, 1999 between the Company and the Manager and (ii) Second Amendment, dated as of July 1, 2001, and as extended by that certain (i) letter agreement dated May 5, 2000 between the Company and the Manager and (ii) letter agreement dated the date hereof between the Company and the Manager.


                              R E C I T A L S

            Section 12 of the Agreement provides, among other things, that the Company and the Manager may amend the Agreement, if, but only if, such amendment is in writing and is signed by the parties thereto.

            The Company and the Manager, intending to be legally bound, hereby enter into this Third Amendment pursuant to Section 12 of the Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

            All things necessary to make this Third Amendment a valid agreement between the Company and the Manager in accordance with its terms have been done.

            In the event that any term or provision contained herein shall conflict or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Third Amendment shall govern.

            All terms used in this Third Amendment which are defined in the Agreement have the meanings assigned to such terms in the Agreement.


                                 ARTICLE I

                                 AMENDMENTS

            Section 1.1 Amendment of Section 5(a) of the Agreement. Section 5(a)(ii)(A)(1)(a) of the Agreement is hereby amended by deleting the words "Funds From Operations" and substituting therefor the words "net income (determined in accordance with GAAP)", and Section 5(a)(ii)(A)(1)(b) of the Agreement is hereby deleted.

            Section 1.2 Amendment of Section 7 of the Agreement.

            (a) The second sentence of the first paragraph of Section 7 of the Agreement is hereby amended by deleting the words "two years" and substituting therefor the words "one year".

            (b) The second sentence of the second paragraph of Section 7 of the Agreement is hereby amended by deleting the words "for a period of four years following the date of termination".

                                ARTICLE II

                               MISCELLANEOUS

            Section 2.1 Governing Law. This Third Amendment shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof.

            Section 2.2 Severability. The invalidity or unenforceability of any provision of this Third Amendment shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

            Section 2.3 Counterparts. This Third Amendment may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

            Section 2.4 Ratification of the Agreement. As amended by this Third Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as so amended by this Third Amendment shall be read, taken and construed as one and the same instrument.

                                 SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed all as of the date first written above.


                                    ANTHRACITE CAPITAL, INC.


                                    By: /s/ Hugh R. Frater
                                        ----------------------------------------
                                    Name:  Hugh R. Frater
                                    Title: President and Chief Executive Officer


                                    BLACKROCK FINANCIAL MANAGEMENT, INC.


                                    By:/s/ Laurence D. Fink
                                       -----------------------------------------
                                    Name:  Laurence D. Fink
                                    Title: Chairman and Chief Executive Officer